UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Trinseo S.A.
(Name of Registrant as Specified In Its Charter)

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Your Vote Counts! TRINSEO S.A. 2021 Annual General Meeting Vote by June 10, 2021 11:59 PM ETTRINSEO S.A. 26-28, RUE EDWARD STEICHEN L-2540 LUXEMBOURG GRAND DUCHY OF LUXEMBOURGD47790-S21010You invested in TRINSEO S.A. and it’s time to vote! You have the right to vote on proposals being presented at the Annual General Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on June 14, 2021. Shareholder Meeting Registration To vote and/or attend the meeting, go to the “Register for Meeting” link at www.proxyvote.com. Get informed before you vote View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 31, 2021. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.For complete information and to vote, visit www.ProxyVote.com Control #Smartphone users Point your camera here and vote without entering a control numberVote in Person at the Meeting* June 14, 2021 12:00 PM, CESTVia Teleconference To register to attend, go to the “Register for Meeting” link at www.proxyvote.com*Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.V1

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THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	To approve the proposed merger of the Company into Trinseo PLC, an Irish public limited company, in accordance with the common draft terms of merger whereby Trinseo PLC will acquire all assets and liabilities of the Company by universal succession of title, and the Company will cease to exist.	For
2.	To approve an amendment to Article 7.1.1 of the Company's Articles to increase the size of the Company's Board to a maximum of thirteen (13) directors.	For
3.	Subject to approval of Proposal 1, to consider and approve, on a non-binding advisory basis, the proposed Memorandum and Articles of Association of Trinseo PLC (the "Proposed Constitution") which will be in effect at time of the Merger and which will effectively replace our Articles.	For
4.	Subject to approval of Proposal 1, to consider and vote upon separate proposals to approve, on a non-binding advisory basis, the following differences between our Articles and the Proposed Constitution:	
4a.	Upon the effective date of the Merger, under the Proposed Constitution, Trinseo PLC will have a share capital of (i) 4,000,000,000 ordinary shares, par value $0.01 per share, (ii) 1,000,000,000 preferred shares, par value $0.01 per share and (iii) 25,000 deferred ordinary shares par value €1.00 per share, in comparison to the Articles which provides for a share capital of up to 50,000,000,000 shares, par value $0.01 per share;	For
4b.	Under the Proposed Constitution, the board of directors of Trinseo PLC will have discretion to issue up to the authorized but unissued amount of Trinseo PLC's share capital for cash without preemptive rights for a period of five years from adoption, in comparison to the Articles which permit the Board to issue up to 20% of the existing share capital without offering those shares to existing shareholders and up to 100% of the existing share capital with preemptive rights, until 2023;	For
4c.	Under the Proposed Constitution, shareholders wishing to nominate persons for election to the Board or to properly bring other business before an Annual General Meeting of Shareholders must give timely notice to Trinseo PLC, which must be received not less than 90 nor more than 120 days prior to the first anniversary of the date Trinseo PLC's proxy statement for the prior year was first mailed to shareholders, in comparison to the Articles under which shareholders may bring nominations for directors for vote at an Annual Meeting if submitted 90 to 120 days prior to the Annual Meeting date.	For
5.	Subject to the approval of the Proposal 1, to approve the creation of distributable profits of Trinseo PLC under Irish law by reducing the entire share premium of Trinseo PLC resulting from the allotment and issue of ordinary shares of Trinseo PLC pursuant to the Merger.	For
6.	To elect twelve (12) directors specifically named in the proxy statement, each to serve for a term of one year expiring at the 2022 Annual General Meeting:	
6a.	K'Lynne Johnson	For
6b.	Joseph Alvarado	For
6c.	Frank A. Bozich	For
6d.	Jeffrey Cote	For
6e.	Pierre-Marie De Leener	For
6f.	Sandra Beach Lin	For
6g.	Jeanmarie Desmond	For
6h.	Matthew Farrell	For
6i.	Philip Martens	For
6j.	Donald Misheff	For
6k.	Henri Steinmetz	For
6l.	Mark Tomkins	For
7.	Subject to approval of Proposal 2, to elect Ms. Victoria Brifo as our thirteenth director, to serve for a term of one year expiring at the 2022 Annual General Meeting.	For
8.	To approve, on an advisory basis, the compensation paid by the Company to its named executive officers.	For
9.	To approve, on an advisory basis, the frequency of advisory votes on the compensation of our named executive officers.	1 Year
10.	To approve changes to the Company's director compensation program.	For
11.	To approve the Company's annual accounts prepared in accordance with accounting principles generally accepted in Luxembourg for the year ended December 31, 2020 and its consolidated financial statements prepared in accordance with accounting principles generally accepted in the United States including a footnote reconciliation of equity and net income to International Financial Reporting Standards for the year ended December 31, 2020.	For
12.	To approve the allocation of the results of the year ended December 31, 2020, including but not limited to the declaration of an annual dividend in the amount of all interim dividends declared and distributed since the Company's last Annual General Meeting of Shareholders.	For
13.	To approve the granting and discharge of the Company's directors and auditor for the performance of their respective duties during the year ended December 31, 2020.	For
14.	To ratify the appointment of PricewaterhouseCoopers Société cooperative to be the Company's independent auditor for all statutory accounts required by Luxembourg law for the year ending December 31, 2021.	For
15.	To ratify the appointment of PricewaterhouseCoopers LLP to be the Company's independent registered public accounting firm for the year ending December 31, 2021.	For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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